                                                                 Exhibit 10.32

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


No. CS-__                          Warrant to Purchase up to ________ Shares
                                                 of Common Stock
                                             (subject to adjustment)
Date:  ___________, 1999


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            BLUESTONE SOFTWARE, INC.

                          (Void after __________, 2009)

         This certifies that, for value received ______________________________, or registered assigns ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from Bluestone Software, Inc., a Delaware corporation (the "Company"), _________ shares of common stock, (or such other number of shares of Common Stock as may be determined in accordance with Section 2 hereof), $.001 par value, of the Company (the
"Common Stock") upon surrender hereof, at the principal office of the Company referred to below, with the notice of exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United
States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

         This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (as amended, modified or otherwise supplemented from time to time, the "Purchase Agreement") dated as of January 21, 1999 by and between, among others, the Company and the investors named therein. The Holder of this Warrant is subject to certain restrictions set forth in the Purchase Agreement and shall be entitled to certain rights and privileges set forth in the Purchase Agreement. This Warrant is one of the Warrants referred to as the "Warrants" in the Purchase Agreement.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time, or from time to time during the term ("Term") commencing at 9:00 a.m., Philadelphia, Pennsylvania time, on the date hereof and ending at 5:00 p.m., Philadelphia, Pennsylvania time, on _________, 2009, and shall be void thereafter.

         2. EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price (per share of Common Stock) at which this Warrant may be exercised shall be $.62. The Exercise Price and the number of shares are subject to adjustment from time to time pursuant to Section 11 hereof.

         3. EXERCISE OF WARRANT.

            (a) MANNER OF EXERCISE. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

            (b) TIME OF EXERCISE. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within 10 days thereafter, the Company at its expense, will issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense, shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

            (c) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                Y (A-B)
                           X = ---------
                                   A

                      X = the number of shares of Common Stock to be issued to the Holder

                      Y =     the number of shares of Common
                              Stock purchasable under the Warrant
                              or, if only a portion of the Warrant
                              is being exercised, the portion of
                              the Warrant being canceled (at the
                              date of such calculation)

                      A =     the fair market value of one share
                              of the Company's Common Stock (at
                              the date of such calculation)

                      B = Exercise Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, fair market value of one share of Common Stock shall be determined as set forth in Section 11 hereof. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall at any time be enforceable by anyone.

     6. RIGHTS OF SHAREHOLDERS. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     7. TRANSFER OF WARRANT.

        (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

        (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

        (c) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act") and subject to Section 3 of the Purchase Agreement, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

        (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7 and
Section 3 of the Purchase Agreement, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

        (e) RESTRICTIONS ON TRANSFER. The Holder of this Warrant by acceptance hereof agrees that the transfer of this Warrant and the shares of Common Stock issuable upon the exercise of all or any portion of this Warrant (the "Securities") are subject to the provisions of Section 3 of the Purchase Agreement, which include restrictions on transfer of the Securities; and this Warrant and the Securities shall be entitled to all rights and benefits accorded thereto in the

Purchase Agreement, and the applicable provisions of the Purchase Agreement are hereby incorporated herein by reference.

     8. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Restated Certificate to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     9. NOTICES OF CERTAIN EVENTS.

        (a) In case:

            (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

            (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

            (iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be,
(A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

        (b) All such notices, advices and communications shall be deemed to have been received (i) when delivered personally, (ii) three business days after being mailed by first class mail, postage prepaid, or (iii) one business day after being sent by a reputable overnight delivery service, postage or deliver charges prepaid. Notices, advices and communications may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence.

     10. AMENDMENTS AND WAIVERS.

         (a) MANNER OF AMENDMENT. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Holder and further provided that the number of shares of Common Stock subject to the Warrant and the Exercise Price may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 11 of this Warrant shall not be considered an amendment of the number of shares subject to the Warrant or the Exercise Price).

         (b) NO CONTINUING WAIVER. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, further or continuing waiver of any such term, condition or provision.

     11. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) ISSUANCE OF ADDITIONAL STOCK.

             (i) In the event the Company shall issue Additional Stock (as such term is defined below) for a consideration per share less than the Fair Market Value (as such term is defined below) but greater than or equal to the prevailing Exercise Price, then the Exercise Price in effect immediately prior to each such issuance shall forthwith be adjusted by multiplying such Exercise Price by the quotient obtained by dividing (a) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance (including shares deemed to be outstanding as provided in Section 11(a)(vi)), plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such securities so issued would purchase at Fair Market Value, by (b) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance (including shares deemed to be outstanding as provided in Section 11(a)(vii)), plus (2) the number of shares of Common Stock to be issued by the Company for a consideration per share less than the Fair Market Value.

              For purposes of this Section 11, "Fair Market Value" per share of Common Stock shall be determined as follows:

                    (A) If the security is not registered under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the value of the security shall be determined in good faith by the Board of Directors of the Company and certified in a board resolution, taking into consideration, INTER ALIA, (i) the most recently completed (but not longer than six months preceding such date) arm's length transaction between the Company and a person other than an affiliate of the Company (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the security most recently determined as of a date within the six months preceding such date by an Independent Financial Expert or (iii) if neither clause (i) nor (ii) is applicable, the value of the security as mutually agreed by the Company and the Holder; provided, however, that if the Company and such Holder are unable to mutually agree upon such value, the Company shall select an Independent Financial Expert approved by such Holder (whose consent shall not be unreasonably withheld or delayed) who shall determine the value of such security.

                    (B) If the security is registered under the Exchange Act, the average of the daily market prices for each business day during the period commencing 30 business days before such date and ending on the date one day prior to such date or, if the security has been registered under the Exchange Act for less than 30 consecutive business days before such date, then the average of the daily market prices (as hereinafter defined) for all of the business days before such date for which daily market prices are available. If the market price is not determinable for at least 15 business days in such period, the Fair Market Value of the security shall be determined as if the security was not registered under the Exchange Act.

                    (C) The "MARKET PRICE" for any security on each business day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day or (B) if such security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company. If there are no such prices on a business day, then the market price shall not be determinable for such business day.

                    (D) "INDEPENDENT FINANCIAL EXPERT" shall mean a nationally recognized Investment banking firm selected by the Company (i) that does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation from and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

               (ii) If the Company shall issue any Additional Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, the Exercise Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price per share equal to the product obtained by multiplying the Exercise Price in effect immediately prior to the issuance of such Additional Stock by a fraction, (i) the numerator of which is equal to the sum of (x) the number of shares of Common Stock deemed outstanding on a fully as-converted basis immediately prior to such issuance (including shares deemed to be outstanding as provided in Section 11(a)(vii)) and (y) the quotient of the aggregate consideration received by the Company upon such issuance, divided by the Exercise Price in effect immediately prior to the issuance of such Additional Stock, and (ii) the denominator of which is the total number of shares of Common Stock deemed outstanding on a fully as-converted basis (including shares deemed outstanding as provided in Section 11(a)(vii)) immediately after (and including) such issuance.

               (iii) No adjustment of the Exercise Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. No adjustment of such Exercise Price pursuant to Section 11(a)(i) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

               (iv) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for underwriting or otherwise in connection with the issuance and sale thereof.

               (v) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

               (vi) In the event Additional Stock is issued together with other shares or securities or other assets of the Company for consideration which covers both, the consideration allocable to the Additional Stock shall be the proportion of such consideration so received, computed as provided in Sections 11(a) (iv) and (v) above, as determined in good faith by the Board of Directors.

               (vii) In the case of the issuance after January 21, 1999 of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this
Section 11(a):

                    (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 11(a)(iv), (v) and (vi)) if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby. Notwithstanding anything to the contrary herein, no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                    (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 11(a)(iv), (v) and (vi)). Notwithstanding anything to the contrary herein, no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                    (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                    (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                    (5) The  number  of  shares  of  Common   Stock   deemed
 issued and the consideration deemed paid therefor pursuant to Section 11(a)(vii)(1) and (2) shall be appropriately adjusted to reflect any change, termination, or expiration of the type described in either Section 11(a)(vii)(3) or (4).

             (viii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 11(a)(vii)) by the Company after January 21, 1999 other than:

                    (1) Common Stock issued pursuant to the events described in Sections 11(b), (c), (d) or (e) hereof;

                    (2) shares of Common Stock, not to exceed 4,500,000 shares, or such greater number which shall be approved by the Company's
Board of Directors, (net of any repurchases of such shares or cancellations or expirations of options), issuable to consultants, employees, officers or directors of the Company pursuant to stock options or stock awards granted or to be granted, provided that the grant of such options or awards shall have been approved by the Board of Directors;

                    (3) shares of Common Stock issuable pursuant to warrants outstanding as of January 21, 1999 or any Warrants issued or to be issued pursuant to the Purchase Agreement;

                    (4) shares of Series A or Series B Preferred Stock issued and outstanding as of January 21, 1999 or shares of Series A or Series B Preferred Stock issued in respect of Series A or Series B Preferred Stock, respectively, as a dividend on such stock or issued under the terms of the Restated Certificate, or the Common Stock issued or issuable upon conversion thereof; or

                    (5) shares of Common Stock issued or issuable upon conversion of the convertible term note held by Mark Baiada in the principal amount of $500,000.

          (B) MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, this Warrant shall thereafter represent the right to acquire the number of shares of stock or other securities which the Holder of this Warrant would have owned immediately after the consummation of such reorganization, merger, consolidation, sale or transfer, if the Holder of this Warrant had exercised this Warrant immediately before the effective date of the reorganization, merger, consolidation, sale or transfer.

          (c) RECLASSIFICATION, ETC. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

          (d) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (e) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

          (f) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the Exercise Price at the time in effect, and the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant. The Company shall upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate.

          (g) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to this Section 11, this Warrant shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                Y x A
                           X =     ---
                                    B

                        X =     the adjusted number of shares of
                                Common Stock issuable upon exercise
                                of the Warrant by payment of the
                                adjusted Exercise Price.

                        Y =     the number of shares of Common
                                Stock previously issuable upon the
                                exercise of the Warrant by payment
                                of the Exercise Price prior to
                                adjustment.

                        A =     the Exercise Price prior to adjustment.

                        B =     the adjusted Exercise Price.

                                  *    *    *

     12. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holder that all shares of Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issue thereof (other than pursuant to the Purchase Agreement and/or any other document to be delivered in connection with the transactions contemplated by the Purchase Agreement). The Company will from time to time use its best efforts to take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times no greater than the then effective Exercise Price. The Company shall at all times have authorized and reserved, free from pre-emptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant. The Company shall take all reasonable actions to cause all shares of Common Stock reserved for the purpose of issuance upon the exercise of this Warrant to be issued and delivered by the Company pursuant to an available exemption from registration under applicable federal and state securities laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized as of the date first above written, intending to be legally bound hereby.

                                       BLUESTONE SOFTWARE, INC.


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title: